BSN Systems, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements as of September 30, 2008 and for the year ended December 31, 2007 and nine months ended September 30, 2008 reflect the combined historical consolidated financial statements of BSN Systems, Inc. (formerly DKR Holdings, Inc.) and MBBS S.A., adjusted to give effect to the acquisition of MBBS S.A. which occurred January 21, 2009. The transaction will be accounted for using the purchase method of accounting in accordance with SFAS No. 141(R) “Business Combinations”.

The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that MBBS S.A. believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements have been prepared in accordance with SEC rules and regulations.

The September 30, 2008 unaudited pro forma condensed balance sheets are based on the assumption that the acquisition occurred effective as of September 30, 2008. The December 31, 2007 unaudited pro forma condensed consolidated statements of operations was prepared as if the transaction occurred on January 1, 2007. The September 30, 2008 unaudited pro forma condensed consolidated statements of operations was prepared as if the transaction occurred on January 1, 2007.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual financial position would have been had the merger occurred on the dates indicated or any future date.

The unaudited pro forma condensed consolidated financial statements have been prepared from and should be read in conjunction with BSN Systems, Inc.’s financial statements, as filed on Form 10-KSB for the year ended December 31, 2007 and on form 10-Q for the period ended September 30, 2008 and MBBS S.A.’s audited financial statements as of and for the years ended December 31, 2007 and 2006, and the nine months ended September 30, 2008 and 2007 included as Exhibit 99.2 and 99.3 to this current report on Form 8-K.

BSN Systems, Inc.
(formerly DKR Holdings, Inc.)
Pro Forma Consolidated Balance Sheet
( Unaudited)
	September 30, 2008
	BSN Systems, Inc.	MBBS SA	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Current Assets
Cash	$ -	$ 198,293	$ -		$ 198,293
Accounts receivable, net of allowance for doubtful accounts		167,055			167,055
Other receivables		79,533			79,533
Prepaid and other assets		6,556			6,556
Inventories, net		454,835			454,835
Total current assets	-	906,272	-		906,272

Restricted cash		2,951			2,951
Assets held for sale		182,299			182,299
Trademarks and tradenames			10,000	(C)	10,000
Customer list		-	200,000	(C)	200,000
Backlog			200,000	(C)	200,000
Customer relationships			200,000	(C)	200,000
Patents			400,000	(C)	400,000
Goodwill			8,994,242	(C)	8,994,242
Accumulated amortization					-
Property, plant and equipment, net		258,459			258,459

Total assets	$ -	$ 1,349,981	$ 10,004,242		$ 11,354,223

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities
Trade accounts payable	$ 120	$ 81,328			$ 81,448
Advances from customers		1,205			1,205
Deferred revenues		32,192			32,192
Accrued expenses and other liabilities		329,400			329,400
Loans from shareholders		1,864,005			1,864,005
Total current liabilities	120	2,308,130	-		2,308,250

Pension liabilities		96,093			96,093
Total liabilities	120	2,404,223	-		2,404,343

Stockholders' Deficiency
Preferred stock; $0.0001 par value; 20,000,000 shares authorized and 0 shares outstanding	-	-			-
MBBS S.A. common stock, $0.83 par value, 4,086,000 shares authorized and 2,800,000 shares issued and outstanding		2,278,645	(2,278,645)	(A)	-
BSN Systems common stock; $0.0001 par value; 100,000,000 shares authorized and 17,459,794 shares issued and outstanding	1,000		746	(B)	1,746
MBBS S.A. additional paid-in capital		17,107,947	(17,107,947)	(A)	-
BSN Systems additional paid-in capital	3,000		8,949,254	(B)	8,952,254

Accumulated deficit	(4,120)	(21,199,024)	21,199,024	(A)	(4,120)

Accumulated other comprehensive income		758,190	(758,190)	(A)	-

Total stockholders' deficiency	(120)	(1,054,242)	2,054,242		999,880

Total liabilities and stockholders' deficiency	$ -	$ 1,349,981	$ 10,004,242		$ 11,354,223

The accompanying notes are an integral part of these consolidated pro forma financial statements.

BSN Systems, Inc.
(formerly DKR Holdings, Inc.)
Pro Forma Consolidated Statement of Operations
( Unaudited)

	For the Nine Months Ended September 30, 2008
	BSN Systems, Inc.	MBBS SA	Pro Forma Adjustments		Pro Forma Consolidated

Revenue	$ -	$ 514,317	$ -		$ 514,317
					-
Cost of goods sold		(295,783)			(295,783)
					-
Gross Profit	-	218,534	-		218,534

OPERATING EXPENSES
Research & development		607,585			607,585
Marketing and selling		532,985			532,985
General and administration		714,711	200,500	(D)	915,211

Total operating expenses	-	1,855,281	200,500		2,055,781

Operating loss	-	(1,636,747)	(200,500)		(1,837,247)

OTHER INCOME (EXPENSES)
Interest income		12,655			12,655
Foreign exchange loss		(28,393)			(28,393)
Total other income (expenses)	-	(15,738)	-		(15,738)

Loss before income tax and extraordinary items	-	(1,652,485)	(200,500)		(1,852,985)

Income tax provision (benefit)		-			-

Net loss	-	(1,652,485)	(200,500)		(1,852,985)

The accompanying notes are an integral part of these consolidated pro forma financial statements.

(formerly DKR Holdings, Inc.)
Pro Forma Consolidated Statement of Operations
( Unaudited)

	For the Year Ended December 31, 2007
	BSN Systems, Inc.	MBBS SA	Pro Forma Adjustments		Pro Forma Consolidated

Revenue	$ -	$ 972,116	$ -		$ 972,116
					-
Cost of goods sold		(593,660)			(593,660)
					-
Gross Profit	-	378,456	-		378,456

OPERATING EXPENSES
Research & development		1,009,704			1,009,704
Marketing and selling		702,447			702,447
General and administration		601,875	267,333	(D)	869,208

Impairment loss		64,383			64,383
Total operating expenses	-	2,378,409	267,333		2,645,742

Operating loss	$ -	$ (1,999,953)	$ (267,333)		$ (2,267,286)

OTHER INCOME (EXPENSES)
Gain on extinguishment of debt		2,249,220			2,249,220
Loss on extinguishment of debt		(286,753)			(286,753)
Interest expense		(271,803)			(271,803)
Foreign exchange loss		(706)			(706)
Total other income (expenses)	-	1,689,958	-		1,689,958

Loss before income tax and extraordinary items	-	(309,995)	(267,333)		(577,328)

Income tax provision (benefit)		-			-

Net loss	-	(309,995)	(267,333)		(577,328)

The accompanying notes are an integral part of these consolidated pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.

Transaction Basis of Presentation

On January 21, 2009, BSN Systems, Inc. purchased approximately 99.5% of the outstanding stock of MBBS S.A. in exchange for 7,459,794 BSN common shares. The unaudited pro forma condensed combined financial statements as of September 30, 2008 and for year ended December 31, 2007 and the nine months ended September 30, 2008 reflect the combined historical consolidated financial statements of BSN Systems, Inc. and MBBS S.A., adjusted to give effect to the acquisition of MBBS S.A. The transaction was accounted for using the purchase method of accounting in accordance with SFAS No. 141(R).

For purposes of these pro forma statements, the fair value of the assets and liabilities acquired are estimated by management to approximate their historical carrying values. The 7,459,794 BSN common shares constitutes the full purchase price and was valued by management at $8,950,000 for purposes of this pro forma statement. The value of intangible assets was estimated based on the estimated value received in the acquisition.

MBBS S.A. is a radio frequency company engaged in the development and manufacture of radio frequency identification tags and readers for the medical and industrial industries.

Pro Forma Adjustments

(A)

To eliminate the equity components of the acquired company (MBBS);

(B)

To record the issuance of 7,459,794 common shares to the MBBS shareholders valued at $8,950,000. In connection with the acquisition, 99.5% of the outstanding shares were purchased

(C)

To record the estimated fair value of purchased intangible assets. Intangible assets consists of trademarks and trade names; customer lists; customer relationships; backlog; patents and goodwill. Finite-lived intangible assets have useful lives ranging from 10 to 15 years, except for backlog, which is 1 year.

(D)

To record the amortization of finite-lived intangible assets.

2.

Preliminary Purchase Price Allocation

The estimated purchase price of MBBS S.A. is allocated to the assets acquired and liabilities assumed based on the following preliminary basis as of September 30, 2008. The final determination of the allocation of the purchase price will be based on the fair value of such assets and liabilities as of the actual consummation date of the acquisition and will be completed after the acquisition is consummated. Such final determination of the purchase price allocation may be significantly different than that used in these pro forma financial statements:

Value of shares transferred	$ 8,950,000
Total estimated purchase price	8,950,000

Cash	198,293
Accounts receivable	167,055
Other receivables	79,533
Prepaid and other assets	6,556
Inventories	454,835
Restricted cash	2,951
Assets held for sale	182,299
Property, plant & equipment	258,459
Trademarks and trade names	10,000
Customer list	200,000
Backlog	200,000
Customer relationships	200,000
Patents	400,000
Goodwill	8,994,242
Accounts payable	(81,328)
Advances from customers	(1,205)
Deferred revenue	(32,192)
Accrued expenses and other liabilities	(329,400)
Loans from shareholders	(1,864,005)
Pension liabilities	(96,093)
Total estimated purchase price	$ 8,950,000